ICG Investor Presentation

As of October 3, 2013

Forward-Looking Statements

The statements contained in this press release that are not historical facts are forward-looking statements that involve certain risks and uncertainties, including, but not limited to, risks associated with the effect of economic conditions generally, capital spending by our customers, our ability to retain existing customer relationships and secure new ones, our ability to compete successfully against alternative solutions, our ability to timely and effectively respond to technological developments, our ability to retain key personnel, our ability to have continued access to capital and to deploy capital effectively and on acceptable terms, our ability to maximize value in connection with divestitures, and other risks and uncertainties detailed in ICG's filings with the Securities and Exchange Commission. These and other factors may cause actual results to differ materially from those projected.

ICG:

ICG:

Bringing the Power of the Cloud to Industry-Specific Vertical Markets

ICG:

Transaction Summary

Accenture has signed a definitive agreement to purchase ICG's Procurement business, Procurian

$375 MILLION

ICG is expected to realize proceeds in connection with the sale

- Approximately $16.5 million will be held in escrow
- No expected income tax owed

APPROXIMATELY $324 MILLION

ICG will record a gain on the sale

APPROXIMATELY $210-220 MILLION

ICG:

Transformation To Cloud Company

2010

Announced Strategic Shift to Operating Company Model

Entered Public Sector & Insurance Markets: Acquired GovDelivery & Bolt

2011

Exited Metastorm & StarCite

2012

Exited GoIndustry

Entered Compliance Market: Acquired MSDSonline

2013

Strategic Sale of Channel Intelligence to Google

Strategic Sale of InvestorForce to MSCI

Announcement of Strategic Sale of Procurian to Accenture

2013+

Pure-Play Cloud Computing Company

ICG:

Strong Cloud Computing Revenue Growth*


$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
Revenue (Millions)
$12.9
$26.6
$54.0
2011
2012
Q2 2013
Annualized

* Pro forma to exclude Procurian for all periods presented
** Represents organic growth

37%
YR-OVER-YR
YTD**

ICG:

Demonstrated Quarterly Growth



$14.0
$10.5
$7.0
$3.5
$0
Revenue (Millions)
$4.2
$5.4
$8.0
$9.0
$12.0
$13.5
Q1
Q2
Q3
Q4
Q1
Q2
FY 2012
2013
* Based on Q2 2013

$54 MILLION
ANNUALIZED RUN RATE*

ICG

Cloud Computing Business Model

	ICG 2013 YTD*	Cloud Computing Index Median**
Recurring Revenue %	87%	N.A.
Y-o-Y Revenue Growth — Organic	37%	27%
Gross Margins	64%	72%
Sales & Marketing Spend % Revenue	48%	43%
R&D Spend % of Revenue	14%	17%

* *Pro forma to exclude Procurian*
** *BVP Cloud Computing Index 9/20/13 & CAPIQ Analysis*

ICG:

ICG Market Characteristics


Attractive Market Size & Growth Opportunities
Ability of the Cloud to Uniquely Solve a Critical Unmet Need
Early Cloud Adoption
Attractive Competitive Dynamics

ICG:

Addressable Market Opportunity


ICG:
$179B
Legacy Government IT Budget Transitioning to the Cloud
$1B
Public Sector Communications Market
$1B
EHS Compliance Market
$5.7B
Occupational & Workplace Safety Services Market
$9.2B
Insurance Market
$200B
Insurance Premium Market
$11+
BILLION

ICG:

ICG's Cloud Computing Brands


ICG:
govDELIVERY
MSDSonline®
BOLT

ICG:

ICG's Solutions


ICG
GOVDELIVERY
Audience Building. Efficiency. Actionable Insight.
Network of Public Sector Organizations
1K
Social
Mobile
SMS
Email
Collaboration
Transactional Messaging
Emergency Notification
Citizens Audience
55M
MSDSonline
Safety. Compliance. Regulatory Reporting.
Customers with Safety Managers
8K
OSHA & EPA Compliance & Reporting
Electronic Binders & Chemical Management Inventory
Indexed & Searchable MSDSs
5M
SMB Agents Carrier—Distributors
35K
Multi-Channel, Multi-Carrier Platform
Improved Premium Flow & Streamlined Underwriting
Carrier—Markets
BOLT
Access. Retention. Distribution.

ICG

Growth Strategy


ICG:
Go-To-Market Expansion
Innovate & Scale Solutions
Disciplined Corporate Development

ICG:

Go-To-Market Expansion

Market-Leading Brands

- ICG
- GovDelivery
- MSDSonline
- BOLT

B2B Demand Generation

- CRM
- Marketing Automation
- Processes & Best Practices

Sales & Marketing Team

185 PROFESSIONALS

- **Field Sales** — *Enterprise*
- **Inside Sales** — *SMB*
- **Channel Sales** — *Partners*
- **Existing Business** — *Up-sell*

APPROXIMATELY **$24 MILLION**

Sales & Marketing Re-investment
Annualized, based on 1st half 2013

Innovate & Scale

Deep Domain Knowledge

ICG:

- Public Sector
- Compliance
- Insurance

Cloud Computing Architectures

- Agile Development
- Multi-Tenant Architecture
- Massive Scale
- Cloud Security & Redundancy

Product / R&D Team

- Vertical Specific Solutions
- 57 PROFESSIONALS
- Big Data Assets
- Network Effects

APPROXIMATELY **$7 MILLION**

Product Development/R&D Re-investment
Annualized, based on 1st half 2013

ICG:

Corporate Development Strategy

Expanding into existing markets through M&A to add unique solutions, enter adjacent markets, or increase scale

Actively pursue new markets via platform acquisitions

- Build upon our track record of entering and scaling three new markets
- Leverage existing corporate development resources who are actively monitoring attractive markets
- Leverage database of thousands of cloud computing companies we have contacted over last four years

ICG:

Corporate Development Strategy

New Market Entry Criteria:

- Cloud computing business model
- Ability to be clear market leader
- $10+ million recurring revenue business growing 20+ percent
- Strong renewal rates and compelling value proposition
- Unique solution with "big data" or "network effect moats"
- World-class management team with deep domain knowledge

ICG:

Disciplined Capital Deployment


Capital Deployment Strategy
Expand Existing Markets
Enter New Markets
Repurchase Shares

ICG:

Investment Highlights

- Large market opportunity aligned with the vertical cloud computing secular trend
- Clear market leader in each vertical market
- Strong recurring revenue base
- Demonstrated record of outstanding revenue growth
- Monitoring thousands of cloud computing companies across hundreds of markets
- Proven track record of successfully scaling and entering cloud computing markets

ICG

ICG Investor Presentation

As of October 3, 2013